                                                            Exhibit 10.58

                            SWISS BANK CORPORATION,
                                New York Branch
                              10 East 50th Street
                           New York, New York 10022


                         Letter of Credit No. S567170
                               December 18, 1996


Norwest Bank Minnesota, N.A., as Trustee
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota 55479-0069
Attention:  Corporate Trust Department

Ladies and Gentlemen:

      At the request and on the instructions of our customer, Hanover Direct, Inc., a Delaware corporation (the "Company"), the undersigned bank (the "Bank"), hereby establishes, for the account of the Company, in your favor, as Trustee under that certain Series B Note Agreement dated as of April 27, 1995 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Note Agreement") between the Company and you, as Trustee, pursuant to which $10,000,000 in aggregate principal amount of the Company's Flexible Term Series B Notes (the "Notes") were issued, this Irrevocable Transferable Letter of Credit No. S567170 (the "Letter of Credit") in the initial amount of $9,638,541 (such amount, as it may from time to time be reduced and reinstated as hereinafter provided, the "Stated Amount"), consisting of (a) an aggregate amount not exceeding $9,500,000 (as such amount has been reduced to the date hereof and as the same hereafter may be reduced and reinstated from time to time as hereinafter provided, the "Principal Component"), which may be drawn upon with respect to payment of the unpaid principal amount of, or portion of the purchase price corresponding to the principal of, the Notes and (b) an aggregate amount not exceeding $138,541 (as reduced and thereafter reinstated from time to time as hereinafter provided, the "Interest Component"), which may be drawn upon with respect to (i) the payment of up to 35 days of interest on the Notes computed at a maximum interest rate of 15% per annum on the basis of actual number of days elapsed in a year of 360 days (the "Maximum Rate") and (ii) accrued and unpaid interest on the Notes. This Letter of Credit is effective immediately and expires at 1:30 p.m., New York City time, on February 18, 1998 (the "Expiration Date"), unless earlier terminated or extended as provided herein. This Letter of Credit is issued pursuant to that certain Reimbursement Agreement dated as of December 18, 1996 (the "Reimbursement Agreement") between the Company and us.

DRAWINGS AND METHOD OF PAYMENT

      Funds under this Letter of Credit are available to you against receipt by us of a sight draft drawn on us, referring to this Letter of Credit by number and signed by an Authorized Officer (as hereinafter defined), and your certificate or certificates presented for payment on a Business Day (as hereinafter defined) in the form of either Annex A, Annex B or Annex C attached hereto appropriately completed and signed by an Authorized Officer (hereinafter any such sight draft and certificate may be referred to as a "Drawing Certificate").

      Presentation of any such Drawing Certificate shall be made during our business hours on a Business Day (as hereinafter defined) on or prior to the Expiration Date to our offices located at Swiss Bank Corporation, 10 East 50th Street, New York, New York 10022, Attention: Documentary Department, marked "Urgent" and "For Immediate Delivery" or at any other office which may be designated by us on at least five Business Days' prior written notice to you. In addition to any means of delivery otherwise approved by us, presentation may be made by postal service, by courier service or by telecopy at the following telecopy numbers: (212) 574-4634 or (212) 574-4757, but only after first giving telephone notice to us by contacting Ms. Virginia Gensch at the following telephone number: (212) 574-4654 and receiving verbal approval, which approval shall not be unreasonably withheld, to telecopy such Drawing Certificate to us at the telecopy numbers shown above. You must confirm our receipt of each telecopied Drawing Certificate by telephoning the above number. Only upon such confirmation shall the demand under such Drawing Certificate be deemed made.

      Demands for payments hereunder shall not (a) in the aggregate exceed the Stated Amount as it may be reduced and reinstated from time to time, (b) with respect to drawings for the payment of principal of the Notes or the portion of purchase price for the Notes representing principal, exceed the Principal Component, as it may be reduced and reinstated from time to time, and (c) with respect to drawings for the payment in respect of interest on the Notes, exceed the Interest Component, as it may be reduced and reinstated from time to time.

      Drawings in respect of the payment of principal of the Notes at maturity or upon redemption or acceleration of the Notes ("Principal Drawings") must be accompanied by a certificate in the form of Annex A. Drawings in respect of the payment of interest on the Notes ("Interest Drawings") must be accompanied by a certificate in the form of Annex B. Drawings in respect of the payment of the principal portion of the purchase price of the Notes which have not been extended, renewed or resold by the Purchase Date (as defined in the Note Agreement) ("Purchase Drawings") must be accompanied by a certificate in the form of Annex C. For purposes of this Letter of Credit, Principal Drawings and Interest Drawings (except as provided below) made at any time other than in connection with a Default Drawing (as


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hereinafter defined) shall be referred to collectively herein as "Scheduled
Drawings", and Principal Drawings and Interest Drawings made in connection with a Default Drawing and Purchase Drawings shall be referred to collectively herein as "Unscheduled Drawings."

      In the case of presentation of a Drawing Certificate in respect of a Scheduled Drawing hereunder, if such Drawing Certificate is presented hereunder by sight or by facsimile transmission as permitted hereunder, by 4:00 p.m., New York City time, on a Business Day, and provided that such Drawing Certificate and the documents and other items presented in connection therewith, if any, strictly conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m., New York City time, on the next succeeding Business Day or on such later Business Day as you may specify. If a Drawing Certificate in respect of a Scheduled Drawing is presented by you hereunder after the time specified in the immediately preceding sentence, on a Business Day, and provided that such Drawing Certificate and the documents and other items presented in connection therewith, if any, strictly conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m., New York City time, on the second Business Day thereafter or on such later Business Day as you may specify. In the case of presentation of a Drawing Certificate in respect of an Unscheduled Drawing, if such Drawing Certificate is presented hereunder by sight or facsimile transmission as permitted hereunder, by 10:00 a.m., New York City time, on a Business Day, and provided that such Drawing Certificate and the documents and other items presented in connection therewith, if any, strictly conform to the terms and conditions hereof, payments shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m., New York City time, on the same day or on such later Business Day as you may specify. If a Drawing Certificate in respect of an Unscheduled Drawing is presented by you hereunder after the time specified in the immediately preceding sentence, on a Business Day, and provided that such Drawing Certificate and the documents and other items presented in connection therewith, if any, strictly conform to the terms and conditions hereof, payments shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:30 p.m., New York City time, on the next Business Day thereafter or on such later Business Day as you may specify. If requested by you, payment under this Letter of Credit will be made by deposit of immediately available funds into an account that you or your designee maintains with us and designate in the applicable Drawing Certificate.

      Any drawing under this Letter of Credit will be paid solely from our general funds and not from any other source.


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      No drawing may be made hereunder to pay principal of, or interest on, or the purchase price of, any Notes known by you to be Bank Notes (as defined in the Note Agreement). Multiple drawings may be made hereunder, provided that drawings with respect to payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us.

REDUCTION OF STATED AMOUNT

      In the case of a Principal Drawing, (a) the Principal Component shall automatically be reduced by an amount equal to the entire amount of such Principal Drawing, and (b) the Interest Component shall automatically be reduced by an amount equal to 35 days' interest on the amount of such Principal Drawing calculated at the Maximum Rate. Upon any reduction in the Stated Amount resulting from a Principal Drawing, we may require you to surrender this Letter of Credit to us within ten (10) Business Days following the effective date of such reduction, whereupon we shall issue to you a substitute Letter of Credit, dated the date of such reduction, for an amount equal to the amount to which the Stated Amount shall have been so reduced, but otherwise having terms identical to this Letter of Credit.

      On October 1, 1997,each of the Principal Component and the Interest Component shall be permanently reduced (without right of reinstatement) (each such reduction, a "Scheduled Reduction") to the respective amounts set forth below, unless as of such date the Principal Component and Interest Component have been theretofore permanently reduced pursuant to one or more Principal Drawings to amounts at or below the amounts set forth below:

                        Remaining         Remaining         Remaining
Effective Date          Principal         Interest          Available
 of Reduction           Component         Component           Amount
 ------------           ---------         ---------           ------
October 1, 1997         $9,000,000        $131,249          $9,131,249

      In the case of an Interest Drawing, the Interest Component shall automatically be reduced by an amount equal to the entire amount of such Interest Drawing.

      In the case of a Purchase Drawing (a) the Principal Component shall automatically be reduced by an amount equal to the entire amount of such Purchase Drawing and (b) the Interest Component shall automatically be reduced by an amount equal to 35 days' interest on the amount of such Purchase Drawing calculated at the Maximum Rate.

REINSTATEMENT

      Principal Drawings and the resulting reductions in the Principal and Interest Components shall not be reinstated. Reductions in the Principal Component and the Interest Component


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resulting from Scheduled Reductions shall not be reinstated. Reductions described in this paragraph are referred to herein as "Permanent Reductions."

      The Interest Component shall be automatically reinstated, at 12:01 a.m. on the sixth Business Day following the date of our payment in respect of such Interest Drawing unless prior to such time we shall have given to you the notice described in Section 7.01(d) of the Note Agreement, in an amount equal to the amount of such Interest Drawing, but in no event to exceed the Interest Component after giving effect to all applicable Permanent Reductions.

      In the event of a subsequent remarketing of Notes purchased with the proceeds paid by us pursuant to a Purchase Drawing and a release of the Notes from their pledge to the Bank in accordance with the provisions of Section 3.08(d)(ii) of the Note Agreement, then the Principal Component shall be reinstated automatically upon such remarketing of the Notes by an amount equal to the principal amount of the Notes so remarketed and the Interest Component shall be reinstated automatically by an amount equal to 35 days' interest on the Principal Component so reinstated computed at the Maximum Rate.

DISCHARGE OF OBLIGATIONS

      Only you or your successor, as Trustee under the Note Agreement, may make a drawing under this Letter of Credit. Upon any payment to you, to your designee or to your or your designee's account, of the amount demanded hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand to you or to any other person who may have made or makes to you or the Company a demand for payment of principal or purchase price of, or interest on, the Notes. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded or your calculations or representations in any certificate required under this Letter of Credit.

EXPIRATION AND DEFAULT DRAWING

      This Letter of Credit shall expire at 1:30 p.m., New York City time on February 18, 1998 (such date, or any later date to which this Letter of Credit may from time to time be extended pursuant to the next sentence hereof, is herein referred to as the "Scheduled Termination Date"). Upon your receipt of a written notice from us in the form of Annex D attached hereto, the Scheduled Termination Date of this Letter of Credit in effect at the time of receipt of such notice shall be extended to the date specified in such notice for the Scheduled Termination Date as extended. Notwithstanding the foregoing, this Letter of Credit shall expire earlier than such date upon the first to occur of
(a) the making by you and the honoring by us of the


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final drawing available to be made hereunder, (b) our receipt of a certificate signed by your Authorized Officer stating that the Trustee has accepted a Substitute Letter of Credit, as defined in the Note Agreement, (c) our receipt of a certificate signed by your Authorized Officer in the form of Annex E attached hereto stating that the Note Agreement is discharged and no Notes remain outstanding thereunder, or (d) 15 days after delivery by the Bank to you of written notice in the form of Annex F attached hereto that an Event of Default under the Reimbursement Agreement has occurred and is continuing after the expiration of any applicable cure period, with instructions to accelerate the maturity of the Notes and draw on the Letter of Credit (a "Default Drawing") to pay them in full. In the case of a Default Drawing, in the event we wish for you to purchase the Notes with the proceeds of the Default Drawing, rather than to pay the Notes as would otherwise be the case, we will give written notice to you of such election in the form of Annex G attached hereto prior to or simultaneously with the payment of such Default Drawing.

      In the event the Scheduled Termination Date of this Letter of Credit, as specified in the preceding paragraph, is not a Business Day, this Letter of Credit shall expire at 1:30 p.m., New York City time, on the next following Business Day.

      Upon the expiration of this Letter of Credit, the executed original Letter of Credit shall be promptly surrendered to us by you.

TRANSFER

      We agree to endorse this Letter of Credit or issue a substitute letter of credit to any successor Trustee under the Note Agreement (and to successively replace any such substitute letter of credit) upon the return to us of the original of the Letter of Credit to be endorsed or replaced, accompanied by a request relating to such letter of credit, which (a) shall be in the form of Annex H attached hereto with the blanks appropriately completed, (b) shall be signed by an Authorized Officer, (c) shall specify where indicated therein the same letter of credit number as the number of the letter of credit to be endorsed or replaced, (d) shall state the name and address of the successor Trustee under the Note Agreement and (e) shall be accompanied by an amount equal to the transfer fee. Each substitute letter of credit will be in the form of this Letter of Credit except for the date and letter of credit number.

MISCELLANEOUS

      As used herein (a) "Authorized Officer" means any of your Senior Vice Presidents, Vice Presidents, Assistant Vice Presidents or Trust Officers and (b) "Business Day" means any day, other than (i) a Saturday or Sunday, (ii) a day on which commercial banks located in New York, New York, or the city or cities in which the corporate trust office of the Trustee is located are authorized or required by law or executive order to


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close or (iii) a day on which the New York Stock Exchange is closed.

      Our obligations hereunder are primary obligations and shall not be affected by the performance or nonperformance by the Company under the Note Agreement or the Reimbursement Agreement or by the performance or nonperformance of any party under any agreement between the Company and you.

      Except as set forth in the next paragraph and the certificates referred to herein, this Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except for the certificates and Note Agreement definitions and Reimbursement Agreement definitions referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth in the next paragraph and for the Note Agreement definitions and Reimbursement Agreement definitions and the certificates referred to herein.

TO THE EXTENT CONSISTENT WITH THE EXPRESS PROVISIONS HEREOF, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, OR ANY SUCCESSOR PUBLICATION THERETO (THE "UCP") AS INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT:
(A) NOTWITHSTANDING THE PROVISIONS OF ARTICLE 17 OF THE UCP, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS (AS DESCRIBED IN ARTICLE 17 OF THE UCP), WE AGREE TO EFFECT PAYMENT UNDER THIS LETTER OF CREDIT IF A DRAWING WHICH STRICTLY CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT IS MADE WITHIN FIFTEEN (15) DAYS AFTER THE RESUMPTION OF BUSINESS; (B) WE WILL NOT ACCEPT REPRODUCED DOCUMENTS AS ORIGINALS AS PROVIDED IN ARTICLE 20(b) OF THE UCP; (C) THIS LETTER OF CREDIT WILL NOT TERMINATE BECAUSE OF A FAILURE TO MAKE ANY PERMITTED DRAWINGS HEREUNDER AS PROVIDED IN ARTICLE 41 OF THE UCP; AND (D) NOTWITHSTANDING THE PROVISIONS OF SUB-ARTICLE 48(d) OF THE UCP, THE CONSENT OF A PRIOR TRUSTEE WILL NOT BE REQUIRED IN CONNECTION WITH THE AMENDMENT OF THIS LETTER OF CREDIT FOLLOWING A TRANSFER OF SAID LETTER OF CREDIT TO ANY SUCCESSOR TRUSTEE. AS TO MATTERS NOT COVERED BY THE UCP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, TO THE EXTENT NOT INCONSISTENT WITH THE UCP, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

            [The remainder of this page intentionally left blank.]


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      Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address set forth above specifically referring to the number of this Letter of Credit.

                                    Very truly yours,


                                    SWISS BANK CORPORATION,
                                    New York Branch

                                    By: ______________________________________
                                        Name:
                                        Title:



                                    By: ______________________________________
                                        Name:
                                        Title:


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Annex A - Draw Certificate for Principal Drawing
Annex B - Draw Certificate for Interest Drawing
Annex C - Draw Certificate for Purchase Drawing
Annex D - Extension of Scheduled Termination Date
Annex E - Discharge of Note Agreement and Letter of Credit Cancellation Annex F - Notice of Demand for Acceleration and Default Drawing
Annex G - Notice of Direction to Purchase rather than Pay the Notes Annex H - Instruction to Issue Letter of Credit to Successor Holder


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                                    ANNEX A

                              DRAWING CERTIFICATE
                                      FOR
                               PRINCIPAL DRAWING


                                    [Date]


Swiss Bank Corporation,
New York Branch
10 East 50th Street
New York, New York 10022

      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      The undersigned, a duly Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies that:

      1. The undersigned is the Trustee under the Note Agreement.

      2. The undersigned hereby makes demand for payment of $_______ of the Principal Component to be used solely for the payment of principal on the Notes due because of maturity, redemption or acceleration in accordance with the terms of the Note Agreement.

      3. With respect to the drawing referred to in this Certificate, the amount demanded hereby in the aggregate does not exceed the now applicable Stated Amount or the now applicable Principal Component.

      4. Upon receipt by the undersigned or its designee of the amount demanded hereby, (a) the undersigned or its designee will apply (or cause to be applied) the same directly to the payment when due of the principal amount owing on Notes (other than Bank Notes), (b) no portion of said amount shall be applied for any other purpose, and (c) no portion of said amount will be commingled with other funds (except other funds drawn under the above-referenced Letter of Credit).

      5. The amount demanded in this Certificate was computed in accordance with the terms and conditions of the Note Agreement.

      6. Upon payment by you of this Principal Drawing and the accompanying Interest Drawing, the Stated Amount of the Letter of Credit shall automatically be reduced by $______ [insert amount of this Principal Drawing plus 35 days' interest on the amount of such Principal Drawing calculated at the Maximum Rate


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of 15% per annum and thereafter shall be equal to $_______, consisting of a
$_______ Principal Component and a $______ Interest Component.

      Please remit payment of the amount demanded herein by ____________.

      Terms used but not otherwise defined herein shall have the meanings provided in the above-referenced Letter of Credit or in the Note Agreement (as defined in the Letter of Credit).

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of __________, ______.


                                    [NAME OF NOTE AGREEMENT TRUSTEE],
                                    as Trustee


                                    By: ____________________________________
                                       [Name and Title]

                                    ANNEX B

                              DRAWING CERTIFICATE
                                      FOR
                               INTEREST DRAWING

                                    [Date]


Swiss Bank Corporation,
New York Branch
10 East 50th Street
New York, New York 10022

      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      The undersigned, a duly Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies that:

      1. The undersigned is the Trustee under the Note Agreement.

      2. The undersigned hereby makes demand for payment of $______ of the Interest Component to be used solely for the payment of accrued interest on the Notes in accordance with the terms of the Note Agreement.

      3. With respect to the drawing referred to in this Certificate, the amount demanded hereby in the aggregate does not exceed the now applicable Stated Amount or the now applicable Interest Component.

      4. Upon receipt by the undersigned or its designee of the amount demanded hereby, (a) such amount shall be deposited into the Interest Reserve Account to be used as provided in the Note Agreement, (b) no portion of said amount shall be applied for any other purpose, and (c) no portion of said amount will be commingled with other funds (except other funds drawn under the Letter of Credit).

      5. The amount demanded in this Certificate was computed in accordance with the terms and conditions of the Note Agreement.

      Please remit payment of the amount demanded herein by ___________.

      Terms used but not otherwise defined herein shall have the meanings provided in the above-referenced Letter of Credit or in the Note Agreement.


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      IN WITNESS WHEREOF, the Trustee has executed and delivered this
Certificate as of the _____ day of __________, _____.


                                    [NAME OF NOTE AGREEMENT TRUSTEE],
                                    as Trustee


                                    By: ______________________________________
                                       [Name and Title]


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

                                    ANNEX C

                              DRAWING CERTIFICATE
                                      FOR
                               PURCHASE DRAWING


                                    [Date]

Swiss Bank Corporation,
New York Branch
10 East 50th Street
New York, New York 10022

      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      The undersigned, a duly Authorized Officer of the undersigned Trustee (the "Trustee"), hereby certifies that:

      1. The undersigned is the Trustee under the Note Agreement.

      2. In accordance with the terms of the Note Agreement, the undersigned hereby makes demand for payment of $______ of the Principal Component to be used solely for the payment of the Purchase Price (as defined in the Note Agreement) of an equal principal amount of Notes.

      3. With respect to the drawing referred to in this Certificate, the amount demanded hereby in the aggregate does not exceed the now applicable Stated Amount or the now applicable Principal Component.

      4. Upon receipt by the undersigned or its designee of the amount demanded hereby, (a) the undersigned or its designee will apply (or cause to be applied) the same directly to the payment of such Purchase Price owing in respect of such Notes, (b) no portion of said amount shall be applied for any other purpose, and
(c) no portion of said amount will be commingled with other funds (except other funds drawn under the above-referenced Letter of Credit).

      5. The amount demanded in this Certificate was computed in accordance with the terms and conditions of the Note Agreement.

      6. The Notes purchased with the amount demanded herein are subject to a security interest in your favor until such Notes have been remarketed in accordance with the provisions of Section 3.08 of the Note Agreement.


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

      Please remit payment of the amount demanded herein by ____________.

      Terms used but not otherwise defined herein shall have the meanings provided in the above-referenced Letter of Credit or in the Note Agreement (as defined in the Letter of Credit).

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of ___________, _____.


                                    [NAME OF NOTE AGREEMENT TRUSTEE],
                                    as Trustee



                                    By: ___________________________________
                                       [Name and Title]


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

                                    ANNEX D

                    EXTENSION OF SCHEDULED TERMINATION DATE

__________________________________, as Trustee
__________________________________
__________________________________
__________________________________
Attention: _______________________

            Re:   Irrevocable Letter of Credit Ref. No. _____
                  For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      The undersigned, a duly authorized officer of Swiss Bank Corporation, New York Branch (the "Bank"), hereby notifies the Trustee with respect to the above-referenced Letter of Credit issued by the Bank in favor of the Trustee (the "Letter of Credit"), that the Scheduled Termination Date of the Letter of Credit heretofore in effect has been extended and that the Scheduled Termination Date as so extended is _________________. The terms used in this Certificate and not defined herein shall have the meanings given in the Letter of Credit.

      IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate this _____ day of __________, _____.


                                    SWISS BANK CORPORATION,
                                    New York Branch

                                    By: _______________________________________
                                    [Name and Title]



                                    By: _______________________________________
                                    [Name and Title]

                                    ANNEX E

                        DISCHARGE OF NOTE AGREEMENT AND
                         LETTER OF CREDIT CANCELLATION


                                    [Date]

Swiss Bank Corporation,
New York Branch
10 East 50th Street
New York, New York 10022

      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

      The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to Swiss Bank Corporation, New York Branch (the "Bank"), with respect to the above-referenced Letter of Credit (the "Letter of Credit") issued by the Bank in favor of the Trustee, that no Notes remain outstanding under the Note Agreement dated as of November 9, 1994, between Hanover Direct, Inc. and the Trustee (the "Note Agreement"), and the Note Agreement is discharged.

      Pursuant to the Note Agreement, we are delivering herewith the Letter of Credit for cancellation.


                                    [NAME OF NOTE AGREEMENT TRUSTEE],
                                    as Trustee




                                    By: _______________________________________
                                      [Name and Title]

                                    ANNEX F

             NOTICE OF DEMAND FOR ACCELERATION AND DEFAULT DRAWING

__________________________________, as Trustee
under a Note Agreement dated as of
November 9, 1994 with
Hanover Direct, Inc. (the "Note Agreement")
__________________________________
__________________________________
Attention: _______________________

      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      Please be advised that with regard to the above-referenced Letter of Credit (the "Letter of Credit"; terms not otherwise defined herein shall have the same meaning as provided in the Letter of Credit or the Note Agreement), there has occurred an Event of Default under the Reimbursement Agreement, and in accordance with the provisions of Sections 7.01 and 7.02 of the Note Agreement, demand is hereby made of you, as Trustee under the Note Agreement, to declare the entire unpaid principal of and interest on the Notes immediately due and payable and to take such other action as provided in the Note Agreement.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this notice as of the _______ day of __________, ____.


                                    SWISS BANK CORPORATION,
                                    New York Branch


                                    By: ____________________________________
                                      [Name and Title]


                                    By: ____________________________________
                                      [Name and Title]

                                    ANNEX G

                        NOTICE OF DIRECTION TO PURCHASE
                           RATHER THAN PAY THE NOTES


__________________________________, as Trustee
under a Note Agreement dated as of
November 9, 1994 with
Hanover Direct, Inc. (the "Note Agreement")
__________________________________
__________________________________
__________________________________
Attention: _______________________


      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      We either have received, or will shortly hereafter receive, from you a Default Drawing for payment under the above-referenced Letter of Credit (the "Letter of Credit"; terms not otherwise defined herein shall have the same meaning as provided in the Letter of Credit or the Note Agreement). We hereby give you notice and direction that, in accordance with the provisions of Section
7.03 of the Note Agreement, the proceeds from such Default Drawing should be used and applied to purchase the Notes [(other than Bank Notes or Borrower Notes)] as provided therein rather than to pay them.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this notice as of the _____ day of __________, ____.


                                    SWISS BANK CORPORATION,
                                    New York Branch


                                    By: _____________________________________
                                      [Name and Title]


                                    By: _____________________________________
                                      [Name and Title]

                                                          Exhibit xx

                                    ANNEX H

           INSTRUCTION TO ISSUE LETTER OF CREDIT TO SUCCESSOR HOLDER

                                    [Date]

Swiss Bank Corporation,
New York Branch
10 East 50th Street
New York, New York 10022

      Re:   Irrevocable Letter of Credit Ref. No. _____
            For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

      Reference is made to (a) the above-referenced Letter of Credit the "Old Letter of Credit") and (b) the Note Agreement dated as of November 9, 1994 (the "Note Agreement") between Hanover Direct, Inc. and [Name of Trustee], as Trustee.

      [Name and address of successor Trustee] (the "Successor Trustee") has replaced and succeeded to our rights and obligations as Trustee under the Note Agreement. You are hereby requested to endorse the Old Letter of Credit to the Successor Trustee or to issue in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Stated Amount as the Old Letter of Credit.

      We submit herewith for endorsement or cancellation the original of the Old Letter of Credit.

      The individual signing below on our behalf hereby represents that he or she is duly authorized to so sign on our behalf.


                                    Very truly yours,

                                    [NAME OF NOTE AGREEMENT TRUSTEE],
                                    as Trustee


                                    By: _____________________________________
                                      [Name and Title]


                                    H-1